UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

Healthcare Business Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1983 N Berra Blvd, Tooele, Utah	84074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Healthcare Business Resources Inc. with the Securities and Exchange Commission on December 27, 2023 (the “Original 8-K”). This Form 8-K/A is filed solely to (i) correct a processing error contained in the Original Form 8-K, which was filed using only item code 9.01; and (ii) replace in its entirety Exhibit 99.3 of Item 9.01, which inadvertently excluded the Report of Independent Registered Public Accounting Firm. No other changes have been made to the Original 8-K or the exhibits thereto. This Form 8-K/A replaces the Original Form 8-K in its entirety.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Share Exchange Agreement (as defined), the Information Statement (as defined), future financial and operating results, and any other statements about Healthcare Business Resources Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; a failure to attain anticipated operating results, and the other factors described in Healthcare Business Resources Inc.’s public filings filed with the Securities and Exchange Commission and the Information Statement (as defined). You are further advised to review the Risk Factors set forth in the Information Statement (as defined), which further detail and supplement the factors described in this paragraph. Healthcare Business Resources Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on October 18, 2023, Healthcare Business Resources Inc. (the “Company”) entered into a Share Exchange Agreement (“Share Exchange Agreement”) with GenFlat, Inc. (“GenFlat”), a Delaware corporation, and GenFlat shareholders who own 97.1% of the outstanding shares of common stock of GenFlat. The remaining GenFlat shareholders were given the opportunity to participate in the share exchange prior to October 27, 2023. Pursuant to the Share Exchange Agreement, all GenFlat shareholders who are parties to the Share Exchange Agreement will receive ninety eight percent (98%) of the issued and outstanding shares of common stock of the Company in exchange for their shares of GenFlat common stock on a pro rata basis.

The Share Exchange Agreement closed on December 20, 2023. Pursuant to the Share Exchange Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Company acquired 97.22% of the outstanding shares of common stock of GenFlat from GenFlat stockholders who were a party to the Share Exchange Agreement in exchange for 1,043,847,000 shares of common stock of the Company. Additionally, 11,000,000 shares of outstanding Company common stock were canceled, resulting in 1,054,150,000 shares of common stock issued and outstanding as of the Closing Date. Also, Genflat paid $77,500 in Company payables and paid the Company’s outstanding balance due on its senior secured convertible credit line.

As a result of the closing of the Share Exchange Agreement, the Company discontinued all aspects of its health care consulting business, and the Company is now focused on developing the GenFlat business plan. GenFlat is a start-up company that developed a more sustainable collapsible marine container, replacing traditional standard marine containers. GenFlat plans to operate as a container sales and leasing company and supply GenFlat’s patented marine container primarily to shipping line customers under a variety of short and long-term lease structures. Further, in accordance with “reverse acquisition” accounting treatment, the historical financial statements of GenFlat as of period ends, and for periods ended, prior to the acquisition will become the historical financial statements of the Company in all future filings with the SEC, and our fiscal year end is now June 30.

Additional information about the Company and its new business plan and other related matters is contained in the Information Statement dated December 20, 2023 (the “Information Statement”), which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, as applicable.

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A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Additionally, Exhibit 10.5 - Collapsable Container and Actuator Agreement and Exhibit 10.6 - Assignment of Collapsable Container and Actuator Agreement are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

The Share Exchange Agreement closed on December 20, 2023. Pursuant to the Share Exchange Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Company acquired 97.22% of the outstanding shares of common stock of GenFlat from GenFlat stockholders who were a party to the Share Exchange Agreement in exchange for 1,043,847,000 shares of common stock of the Company. Additionally, 11,000,000 shares of outstanding Company common stock were canceled, resulting in 1,054,150,000 shares of common stock issued and outstanding as of the Closing Date.

Additionally, at the closing, a change in control of the Company occurred whereby the existing members of the Company’s executive management and board of directors resigned, and Genflat’s designees were appointed as members of the Company’s executive management and board of directors. Also, Genflat paid $77,500 in Company payables and paid the Company’s outstanding balance due on its senior secured convertible credit line.

As a result of the closing of the Share Exchange Agreement, the Company discontinued all aspects of its health care consulting business, and we are now focused on developing the GenFlat business plan. GenFlat is a start-up company that developed a more sustainable collapsible marine container, replacing traditional standard marine containers. GenFlat plans to operate as a container sales and leasing company and supply GenFlat’s patented marine container primarily to shipping line customers under a variety of short and long-term lease structures. Further, in accordance with “reverse acquisition” accounting treatment, the historical financial statements of GenFlat as of period ends, and for periods ended, prior to the acquisition will become the historical financial statements of our Company in all future filings with the SEC, and our fiscal year end is now June 30.

Additional information about the Company and its new business plan and other related matters is contained in the Information Statement dated December 20, 2023 (the “Information Statement”), which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 2.01 herein is incorporated into this Item 2.03 by reference. Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

The information contained in Item 2.01 herein is incorporated into this Item 2.05 by reference. Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 herein is incorporated into this Item 3.02 by reference.

In connection with the Share Exchange Agreement, at the closing, we issued 1,043,847,000 shares of our common stock to accredited investors without registering the securities under the Securities Act. We relied on Section 4(a)(2), Rule 506(b) of Regulation D and Regulation S of the Securities Act since the transactions did not involve any public offering. No underwriters were utilized, and no commissions or fees were paid with respect to any of the above transactions.

Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

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Item 5.01. Changes in Control of Registrant.

The information contained in Item 2.01 herein is incorporated into this Item 5.01 by reference.

A change in control of the Board of Directors of the Company occurred as a result of the closing of the Share Exchange Agreement. On December 20, 2023 (i) each of Stephen Epstein, the sole officer and a director of the Company, and Howard Wall, a director of the Company, resigned; and (ii) Drew D. Hall was elected to the Board of Directors as the sole director of the Company. Additionally, each of the following persons were appointed to the office set forth next to their name:

Drew D. Hall	Chief Executive Officer, Chief Financial Officer
Joseph J. Maggio	President
Garrett R. Hall	Chief Operations Officer

Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 2.01 herein is incorporated into this Item 5.02 by reference.

A change in control of the Board of Directors of the Company occurred as a result of the closing of the Share Exchange Agreement. On December 20, 2023 (i) each of Stephen Epstein, the sole officer and a director of the Company, and Howard Wall, III, a director of the Company, resigned; and (ii) Drew D. Hall was elected to the Board of Directors as the sole director of the Company. Additionally, each of the following persons were appointed to the office set forth next to their name:

Drew D. Hall	Chief Executive Officer, Chief Financial Officer
Joseph J. Maggio	President
Garrett R. Hall	Chief Operations Officer

Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

The Employee Agreements for each of Drew D. Hall, Garrett R. Hall and Joseph J. Maggio are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 2.01 herein is incorporated into this Item 5.03 by reference.

In accordance with “reverse acquisition” accounting treatment, the historical financial statements of GenFlat as of period ends, and for periods ended, prior to the acquisition will become the historical financial statements of the Company in all future filings with the SEC, and our fiscal year end is now June 30.

Additionally, as applicable, reference is made to the disclosure set forth in the Information Statement, which is incorporated herein by reference.

Item 8.01 Other Events.

The information contained in Item 2.01 herein is incorporated into this Item 8.01 by reference.

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As a result of the closing of the Share Exchange Agreement, the Company discontinued all aspects of its health care consulting business, and we are now focused on developing the GenFlat business plan. GenFlat is a start-up company that developed a more sustainable collapsible marine container, replacing traditional standard marine containers. GenFlat plans to operate as a container sales and leasing company and supply GenFlat’s patented marine container primarily to shipping line customers under a variety of short and long-term lease structures. Further, in accordance with “reverse acquisition” accounting treatment, the historical financial statements of GenFlat as of period ends, and for periods ended, prior to the acquisition will become the historical financial statements of our Company in all future filings with the SEC, and our fiscal year end is now June 30.

Additional information about the Company and its new business plan and other related matters is contained in the Information Statement.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The (i) Unaudited Financial Statements of GenFlat for the Three Months ended September 30, 2023; and (ii) Audited Financial Statements of GenFlat for the years ended June 30, 2023 and 2022 are attached hereto as Exhibit 99.2 and 99.3, respectively, and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements and explanatory notes relating to the Company’s acquisition of GenFlat are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement dated October 18, 2023 (Incorporated by reference to Company’s Form 8-K filed on 10/23/2023)
3.1	Certificate of Incorporation (Incorporated by reference to Company’s Form S-1 Registration Statement filed on 06/08/2020)
3.2	Certificate of Amendment to Certificate of Incorporation (Incorporated by reference to Company’s Form 8-K filed on 10/17/2023)
3.3	Bylaws (Incorporated by reference to Company’s Form S-1 Registration Statement filed on 09/22/2020)
10.1	Consulting Agreement - Meraki Partners LLC dated 5/20/2022, as amended on10/31/2022 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
10.2	Employment Agreement - Drew D. Hall dated 12/20/2023 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
10.3	Employment Agreement - Garrett R. Hall dated 12/20/2023 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
10.4	Employment Agreement - Joseph J. Maggio dated 12/20/2023 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
10.5	Collapsable Container and Actuator Agreement with China International Marine Containers dated 7/6/2018 (included in Exhibit 10.6) (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
10.6	Assignment of Collapsable Container and Actuator Agreement to Collapsible Revolution, LLC . dated 5/31/2021 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
17.1	Director Resignation - Stephen Epstein dated 12/20/2023 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
17.2	Director Resignation - Howard Wall, III dated 12/20/2023 (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
99.1	Information Statement (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
99.2	Unaudited Financial Statements of GenFlat, Inc. (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
99.3*	Audited Financial Statements of GenFlat, Inc.
99.4	Pro Forma Financial Statements (Incorporated by reference to Company’s Form 8-K filed on 12/27/2023)
104 *	Cover Page Interactive Data File (formatted as Inline XBRL)

 * Filed herewith

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE BUSINESS RESOURCES INC.

By:	/s/ Drew D. Hall
Name:	Drew D. Hall
Title:	Chief Executive Officer and Chief Financial Officer

Dated: February 2, 2024

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